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                                                                    EXHIBIT 32.1

                               BALATON POWER INC.


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the annual report on Form 20F for the year ended December 31, 2002 (the "Report") by Balaton Power Inc. ("Registrant"), each of the undersigned hereby certifies that to their knowledge:


         1. The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         August 6, 2003                            /s/ Richard Burdett
                                                   ----------------------------
                                                   Richard Burdett
                                                   Chief Executive Officer



         August 6, 2003                            /s/ Robert Wyllie
                                                   ----------------------------
                                                   Robert Wyllie
                                                   Chief Financial Officer